UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SAB BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 30, 2023

To Our Stockholders:

You are cordially invited to attend the SAB Biotherapeutics, Inc. special meeting of stockholders (the “Special Meeting”). The Special Meeting will be held on Wednesday, November 22, 2023 at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/SABS2023SM. At the Special Meeting, you will be asked to:

(1)
to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”) from 490,000,000 shares to 800,000,000;
(2)
to approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of the Company’s Series A-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), and Series A-3 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-3 Preferred Stock” and, together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the “Series A Preferred Stock”) at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock governing the Series A Preferred Stock; and
(3)
to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone, written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the virtual special meeting.

Thank you for your ongoing support of, and continued interest in, SAB Biotherapeutics, Inc.

Sincerely,

/s/ Eddie J. Sullivan
Eddie J. Sullivan
Director and Chief Executive Officer

2100 East 54th Street North

Sioux Falls, South Dakota 57104

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 22, 2023

To the Stockholders of SAB Biotherapeutics, Inc.:

Notice is hereby given that the Special Meeting of Stockholders of SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held virtually at 10:00 AM Eastern Time on November 22, 2023 (the “Special Meeting”). There will not be an option to attend the Special Meeting at a physical location.

At the Special Meeting, the stockholders of the Company will be asked to consider and take action on the following proposals:

(1)
to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, $0.01 par value per share (the “Common Stock”) from 490,000,000 shares to 800,000,000;
(2)
to approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of the Company’s Series A-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), and Series A-3 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-3 Preferred Stock” and, together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the “Series A Preferred Stock”) at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock governing the Series A Preferred Stock; and
(3)
to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The matters listed in this Notice are described in detail in the accompanying Proxy Statement. The Board of Directors is not aware of any other business to come before the Special Meeting.

Our Board of Directors has fixed the close of business on October 12, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournment of our Special Meeting. Stockholders on the Record Date will be able to attend the Special Meeting virtually and to vote and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/SABS2023SM and entering the sixteen-digit control number on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 22, 2023 AT 10:00 AM EASTERN TIME

This Notice, the accompany Proxy Statement and the Special Meeting, and any other materials concerning the Special Meeting, together with any amendments to any of these materials, are available on the Internet at www.virtualshareholdermeeting.com/SABS2023SM.

Your vote is important. Whether or not you plan to attend the Special Meeting virtually, please vote over the telephone or via the internet as instructed in Notice of Internet Availability of Proxy Materials or by completing, signing and returning the proxy card mailed to as promptly as possible to ensure your representation at the Special Meeting. To ensure that your vote will be counted, please cast your vote before 11:59 p.m. (Eastern Time) on November 21, 2023. Even if you have voted by proxy, you may still vote online if you attend the Special Meeting. Stockholders who attend the Special Meeting should follow the instructions at www.virtualshareholdermeeting.com/SABS2023SM to vote online at the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

	/s/ Samuel Reich	/s/ Eddie Sullivan
	Samuel Reich	Eddie Sullivan
October 30, 2023	Chairman of the Board	Chief Executive Officer

SAB BIOTHERAPEUTICS, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
PROPOSAL 1: TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 490,000,000 TO 800,000,000 SHARES	5
PROPOSAL 2: TO APPROVE THE POTENTIAL ISSUANCE IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES A PREFERRED STOCK AT LESS THAN THE “MINIMUM PRICE” UNDER NASDAQ LISTING RULE 5635(D), AND WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B), PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE VOTING PREFERRED STOCK GOVERNING THE SERIES A PREFERRED STOCK	8
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
HOUSEHOLDING OF PROXY MATERIALS	13
OTHER MATTERS	13
WHERE YOU CAN FIND ADDITIONAL INFORMATION	13
APPENDIX A: FORM OF CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SAB BIOTHERAPEUTICS, INC.	A-1

2100 East 54th Street North

Sioux Falls, South Dakota 57104

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

The enclosed proxy is solicited by the Board of Directors (the “Board”) of SAB Biotherapeutics, Inc. (“SAB,” “we,” “our,” “us” or “the Company”) to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on November 22, 2023 at 10:00 AM Eastern Time in a virtual meeting format only at www.virtualshareholdermeeting.com/SABS2023SM. The Board knows of no matters to come before the Special Meeting other than those described in this Proxy Statement. If any other matters properly come before the Special Meeting (or any adjournment thereof), the persons named in the proxy card as proxies will vote on such matters in their discretion in accordance with their best judgment.

Matters to be Voted on at the Special Meeting.

At the Special Meeting, the stockholders of the Company will be asked to consider and take action on the following proposals:

(1)
to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 490,000,000 to 800,000,000 (the “Charter Amendment Proposal”);
(2)
to approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of the Company’s Series A-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), and Series A-3 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-3 Preferred Stock” and, together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the “Series A Preferred Stock”) at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock governing the Series A Preferred Stock; (the “Series A Nasdaq Conversion Proposal”); and
(3)
to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Stockholders entitled to vote.

Only stockholders of record of our Common Stock at the close of business on October 12, 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 52,319,156 shares of Common Stock outstanding.

Common Stock: Each share of our Common Stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before the Special Meeting.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for ten days prior to the Special Meeting for any purposes germane to the Special Meeting between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 2100 East 54th Street North, Sioux Falls, South Dakota 57104, by contacting the Secretary of the Company.

Number of votes.

Holders of Common Stock have one vote for each share of Common Stock held.

As of the Record Date, the following shares of the Company are issued and outstanding:

•
52,319,156 shares of Common Stock;

Therefore, for purposes of the Charter Amendment Proposal and Series A Nasdaq Conversion Proposal, there are 52,319,156 shares entitled to vote as of the Record Date, consisting of all shares of Common Stock outstanding.

Shares of Series A Preferred Stock are not entitled to vote at the matters to be voted upon at this Special Meeting.

Attending the virtual meeting.

Stockholders of record as of October 12, 2023 will be able to participate in the Special Meeting by visiting the Special Meeting website at www.virtualshareholdermeeting.com/SABS2023SM. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The Special Meeting will begin promptly at 10:00 AM Eastern time on November 22, 2023.

Online check-in will begin at 9:45 AM Eastern time on November 22, 2023, and you should allow approximately 15 minutes for the online check-in procedures.

How to vote.

Whether or not you plan to virtually attend the Special Meeting and regardless of the number of shares of the Company’s Common Stock that you own, please vote as soon as possible.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Special Meeting, we urge you to vote by proxy through the internet or telephone as instructed below, or by completing a proxy card as soon as possible.

You may vote using the following methods:

Go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your proxy card that was delivered to you. Your vote must be received by 11:59 p.m. (Eastern Time) on November 21, 2023 to be counted.

To vote over the telephone, dial 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions (have your proxy card in hand when you call). Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on November 21, 2023.

Complete, sign, date and return the proxy card that you may request or that was delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to use before the Special Meeting, your shares will be voted as you direct.

In addition, you may vote online before the Special Meeting. To do so, during the Special Meeting, visit our Special Meeting website at www.virtualshareholdermeeting.com/SABS2023SM. You will be asked to provide the 16-digit control number included on your proxy card that you request or that was delivered to you or the instructions that accompanied your proxy materials. Once you have logged onto the Special Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Special Meeting, but you will not be able to vote your shares or submit questions.

Beneficial Ownership: Shares Registered in the Name of Bank, broker or other nominee

If, on the Record Date, your shares were held not in your name, but rather in an account at a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” Your bank, broker or other nominee is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you should have received a notice containing voting instructions from your bank, broker or other nominee rather than from us. Simply follow the instructions in the notice to ensure that your vote is counted. Please also note that since you are not the stockholder of record, you may only vote your shares during the Special Meeting if you request and obtain a valid 16-digit control number from your bank, broker or other nominee. Beneficial owners who attend the Special Meeting should follow the instructions at www.virtualshareholdermeeting.com/SABS2023SM to vote during the Special Meeting.

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Special Meeting, we urge you to vote by proxy through the internet or telephone as instructed below, or by completing a proxy card as soon as possible.

Quorum.

The holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting as of the Record Date must be virtually present or represented by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Special Meeting if you are virtually present and vote at the Special Meeting or if you have properly submitted a proxy.

Abstentions (i.e. shares present at the Special Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

Broker non-votes.

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

Under the applicable rules governing brokers, we believe the Charter Amendment Proposal is likely to be considered a “routine” matter. If such proposal is “routine,” a bank or broker may be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. If, however, the Charter Amendment Proposal is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on the Charter Amendment Proposal if the broker has not received instructions from the beneficial owner.

The approval of the Series A Nasdaq Conversion Proposal is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for the Series A Nasdaq Conversion Proposal.

Vote Required to Approve each Proposal

Assuming that a quorum is present, the following votes will be required:

Charter Amendment Proposal. With respect to the Charter Amendment Proposal, the affirmative vote of a majority of the outstanding shares of common stock is required to approve this proposal. Abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will have the same effect as an “against” vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

Series A Nasdaq Conversion Proposal. With respect to the Series A Nasdaq Conversion Proposal, the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

How to revoke your proxy.

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of our Common Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by telephone, the Internet or mail) or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the virtual special meeting on November 22, 2023. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy and vote your shares online during the virtual special meeting; however, simply attending the Special Meeting in virtual format without taking one of the above actions will not revoke your proxy.

If you hold shares in “street name,” in general, you may revoke a previously submitted voting instruction by submitting to your bank, broker or other nominee another valid voting instruction (whether by telephone, the Internet or mail) or a signed letter of revocation. Please contact your bank, broker or other nominee for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Please note that your attendance at the virtual special meeting in and of itself will not be sufficient to revoke your proxy.

Expenses and solicitation.

We will bear the cost for the solicitation of proxies, including printing and mailing costs. In addition to the solicitation of proxies by mail, proxies may also be solicited personally by directors, officers and employees of the Company, without additional compensation to these individuals. We will request that banks, brokers and other firms holding shares in their names that are beneficially owned by others forward proxy materials to and obtain proxies from such beneficial owners, and will, upon request, reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

Other matters.

We are not aware of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting as well unless you have subsequently revoked your proxy.

Vote results.

The preliminary results of the voting on the proposals will be reported at the Special Meeting. The final certified results of the voting will be reported in a Current Report on Form 8-K within four business days after the Special Meeting.

Who should I call if I have additional questions?

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

PROPOSAL 1: TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 490,000,000 TO 800,000,000 SHARES

We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 490,000,000 shares to 800,000,000 shares (the “Charter Amendment Proposal”). In October 2023, the Board adopted resolutions unanimously approving the proposed amendment to our Amended and Restated Certificate of Incorporation, in substantially the form of Appendix A hereto. At that time, the Board determined the proposed amendment and increase of the Common Stock to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment and increase of the Common Stock for approval by our stockholders.

If stockholders approve this proposal, we expect to file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our Common Stock as soon as practicable following stockholder approval. In this regard, upon filing of the amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, Section 4.1 of the Amended and Restated Certificate of Incorporation would be amended as follows, with the proposed additions double-underlined and proposed deletions stricken through:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 810,000,000 shares, consisting of (a) 800,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and (b) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

As of the close of business on October 26, 2023, of our 490,000,000 authorized shares of common stock, there were 52,319,156 shares of common stock issued and outstanding. In addition to the 52,319,156 shares of Common Stock outstanding on October 26, 2023, there were 39,450,787 shares reserved for issuance pursuant to outstanding shares of Series A-1 Preferred Stock, there were 13,832,890 shares of Common Stock reserved for issuance pursuant to outstanding warrants, there were 1,507,124 shares of Common Stock reserved for issuance pursuant to contingently issuable earnout shares, and there were 21,238,667 shares of Common Stock reserved for issuance under our various equity compensation plans. As of October 26, 2023, there were 361,651,376 shares unreserved for any specific purpose remaining available for issuance. Accordingly, at present, there are not sufficient available unissued and unreserved authorized shares of our common stock to meet the needs of our business described below under “ — Reasons for the Increase in Authorized Shares”.

The proposed amendment to our Amended and Restated Certificate of Incorporation would increase the number of shares of Common Stock that we are authorized to issue from 490,000,000 shares of Common Stock to 800,000,000 shares of Common Stock, representing an increase of 310,000,000 shares of authorized Common Stock. The proposed amendment to our Amended and Restated Certificate of Incorporation would not increase the number of shares of preferred stock that we are authorized to issue.

Reasons for the Increase in Authorized Shares

We have had minimal revenue to date, and have a substantial accumulated deficit, recurring operating losses and negative cash flow. We are not profitable and have incurred losses in each year since commencing operations. For the years ended December 31, 2022 and 2021, we incurred net losses of approximately $18.7 million and $17.1 million, respectively and expect to continue to incur losses in 2023. To date, we have funded operations through a combination of private placements and public offerings of our securities, debt financing including convertible notes. If we continue to incur losses, we may exhaust our capital resources, and as a result may be unable to complete our clinical trials, engage in product development and the regulatory approval process and commercialization of our product candidates.

If we are unable to raise capital or generate sufficient revenue, we may not be able to pay our debts when they become due and may have to seek protection under federal bankruptcy law or enter into a receivership. As of the date of this Proxy Statement, other than future issuances under the Company’s equity compensation plans and future issuances of the Company’s securities under the Purchase Agreement (as defined below and described in Proposal 2), including issuance of shares upon exercise of outstanding warrants of the Company, the Company currently has no plans or arrangements to issue the additional authorized shares of Common Stock that would be available as a result of the approval of the Authorized Share Increase Proposal. Our Board believes it is appropriate to increase our authorized shares of Common Stock so that we have shares of Common Stock available to provide additional flexibility to promptly and appropriately use our Common Stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisers; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation.

In this regard, if the Board determines that raising additional capital through issuing the additional shares of Common Stock is desirable, we want to be able to act quickly if market conditions are favorable. Given the lack of sufficient available unissued and unreserved authorized shares of our common stock, if this Proposal 1 is not approved, we will not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the Authorized Share Increase Proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation Committee of the Board (the “Compensation Committee”) deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal 1, we may not be able to access the capital markets; continue to conduct the research and development and clinical and regulatory activities necessary to bring any other product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.

The Board believes that the proposed increase in authorized common stock will make sufficient shares available for the conversion of the Series A Preferred Stock (as defined below and described in Proposal 2) and to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, our authorized Common Stock has allowed us the flexibility to pursue a number of financing transactions that were key to enabling our support of our development programs while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal 1, we will not have any unissued and unreserved authorized shares of Common Stock to support the growth needed for development of our product candidates by engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely harm our business and our prospects.

Effects of the Increase in Authorized Shares

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the current outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Amended and Restated Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq listing rules. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock in order to maintain their proportionate ownership interests in the Company.

The increase in our authorized shares of Common Stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock is required to approve this proposal. Abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will have the same effect as an “against” vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2: TO APPROVE THE POTENTIAL ISSUANCE IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES A PREFERRED STOCK AT LESS THAN THE “MINIMUM PRICE” UNDER NASDAQ LISTING RULE 5635(D), AND WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B), PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE VOTING PREFERRED STOCK GOVERNING THE SERIES A PREFERRED STOCK

We are asking our stockholders to consider and vote upon a proposal that provides for the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock upon the conversion of Series A Preferred Stock that we issued in a private placement in October 2023 at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of the Series A Preferred Stock (the “Series A Nasdaq Conversion Proposal”).

On September 29, 2023, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we agreed to issue and sell, in a private placement (the “Offering”), (i) 7,500 shares of Series A-1 Preferred Stock for an aggregate offering price of $7.5 million (the “Series A-1 Preferred Stock”), (ii) tranche A warrants (the “Preferred Tranche A Warrants”) to acquire shares of Series A-1 Preferred Stock or Series A-3 Preferred Stock, par value $0.0001 per share, for an aggregate exercise price of $70.5 million (the “Series A-3 Preferred Stock”), (iii) tranche B warrants to acquire shares of Series A-3 Preferred Stock, par value $0.0001 per share, for an aggregate exercise price of $52.0 million (the “Preferred Tranche B Warrants”), and (iv) tranche C warrants to purchase Series A-3 Preferred Stock, par value $0.0001 per share, for an aggregate exercise price of $130.0 million (the “Preferred Tranche C Warrants” and together with the Preferred Tranche A Warrants, and Preferred Tranche B Warrants, the “Preferred Warrants” and the shares underlying the Preferred Warrants, the “Preferred Warrant Shares”). Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Voting Preferred Stock, which was filed with the Secretary of State of the State of Delaware on October 2, 2023 (the “Series A Certificate of Designation”), each share of Series A-1 Preferred Stock, subject to stockholder approval at this Special Meeting, converts automatically into shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and/or, if applicable, shares of Series A-2 Preferred Stock, par value $0.0001 per share, of the Company (the “Series A-2 Preferred Stock” and together with the Series A-1 Preferred Stock, the “Issued Preferred Stock”), in lieu of Common Stock. The Purchase Agreement contains customary representations, warranties, and covenants of the Company and the purchasers.

The aggregate exercise prices of the Preferred Tranche A Warrants is approximately $70.5 million, exercisable for an aggregate of 70,500 shares of Series A-1 Preferred Stock or Series A-3 Preferred Stock, as set forth in the Preferred Tranche A Warrants, commencing on the Issuance Date (as defined in the Form of Preferred Tranche A Warrant) until the earlier of (i) fifteen (15) trading days following the date of public announcement of the fulsome data set from the Sanofi S.A. Protect trial and (ii) December 15, 2023. If any purchaser in the Offering fails to exercise their Preferred Tranche A Warrant in full prior to its expiration date, such purchaser will forfeit all Preferred Tranche A Warrants, Preferred Tranche B Warrants and Preferred Tranche C Warrants issued to such purchaser.

The aggregate exercise price of the Preferred Tranche B Warrants is approximately $52.0 million, exercisable for an aggregate of 52,000 shares of Series A-3 Preferred Stock commencing on the Exercisability Date (as defined in the Form of Preferred Tranche B Warrant) until the later of (i) 21 days following the Company’s announcement of data from its SAB-142-101 clinical trial and (ii) March 31, 2025.

Subject to the terms and limitations contained in the Certificate of Designation, the Series A-1 Preferred Stock issued in the Offering will not become convertible until the Company’s stockholders approve Proposal 1 and Proposal 2 at this Special Meeting On the first trading day following the announcement of the stockholder approval, each share of Series A-1 Preferred Stock shall automatically convert into Common Stock, at the conversion price of $0.63 per share (the “Conversion Price”), subject to the terms and limitations contained in the Series A Certificate of Designation, provided that to the extent such conversion would cause a holder of Series A-1 Preferred Stock to exceed the applicable beneficial ownership limitation, such holder will receive shares of Series A-2 Preferred Stock in lieu of Common Stock. Subject to the limitations set forth in the Series A Certificate of Designation, at the option of the holder, each share of Series A-2 Preferred Stock and Series A-3 Preferred Stock shall be convertible into Common Stock, at the Conversion Price, in each case subject to the terms and limitations contained in the Series A Certificate of Designation.

Holders of Series A Preferred Stock are generally entitled to one vote for each share of Common Stock into which their Series A Preferred Stock is then-convertible on all matters submitted to a vote of stockholders, but are not entitled to vote on the Charter Amendment Proposal and this Series A Nasdaq Conversion Proposal, as described herein; provided that until the stockholder approval is obtained, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series A Preferred Stock (for purposes of calculating the aggregate votes the holders of Series A Preferred Stock are entitled to on an as-converted Common Stock basis) will be subject to the Share Cap, which is equal to the number of shares of Common Stock equal to 19.9% of the Company’s outstanding Common Stock on October 2, 2023 (or 10,411,512 shares of Common Stock).

The Series A Certificate of Designation provides that holder of Series A Preferred Stock shall not effect any conversion of the Series A Preferred Stock and such Series A Preferred Stock shall not be automatically converted, to the extent that, after giving effect to the conversion, the holder and its affiliates and Attribution Parties would beneficially own in excess of the “Maximum Percentage Limitation” as defined in the Series A Certificate of Designation. For purposes of determining the Maximum Percentage Limitation, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) exercise of the remaining unconverted portion of the Series A Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the Series A Certificate of Designation, beneficially owned by such holder or any of its affiliates or Attribution Parties. To the extent that the Maximum Percentage Limitation applies, the determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series A Preferred Stock are convertible is in the sole discretion of such holder. The “Maximum Percentage Limitation” is 4.99% or 9.99% at the election of the holder (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Series A Preferred Stock to such holder, any other percentage not in excess of 19.99% of the issued and outstanding Common Stock immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Series A Preferred Stock if exceeding that limit would result in a change of control under Nasdaq Listing Rule 5635(b)) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series A Preferred Stock held by the applicable holder; provided that (i) any such increase in the Maximum Percentage Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such holder (together with its affiliates) and not to any other holder of Series A Preferred Stock.

Why We Need Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of Common Stock upon conversion of the Series A Preferred Stock and the Series A Nasdaq Conversion Proposal.

Nasdaq Listing Rule 5635(d)(2)

Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). On September 29, 2023, the last trading date prior to the signing of the Purchase Agreement, the closing price of our Common Stock was $0.63 and the average closing price of our Common Stock for the five trading days immediately preceding September 29, 2023 was $0.40. As described above, upon Stockholder Approval, each share of Series A-1 Preferred Stock shall automatically convert into Common Stock, at the conversion price of $0.63 per share, and/or, if applicable, shares of Series A-2 Preferred Stock, subject to the terms and limitations contained in the Series A Certificate of Designation. Subject to the limitations set forth in the Series A Certificate of Designation, at the option of the holder, each share of Series A-2 Preferred Stock, and upon exercise of the Tranche A Warrant, Tranche B Warrant, Tranche C Warrants, and Series A-3 Preferred Stock, respectively, shall be convertible into Common Stock, at the conversion price of $0.63 per share, rounded down to the nearest whole share, and in each case subject to the terms and limitations contained in the Series A Certificate of Designation.

However, Nasdaq attributes a value of $0.125 to each warrant plus any amount that a warrant is currently in the money or could be in the money due to adjustments. Therefore, in order for the Offering to have been conducted at or above the Minimum Price, each purchaser would have been required to pay $0.125 per warrant, which amount was not paid by the purchasers in the Offering. Therefore, the conversion of the Series A Preferred Stock may result in the issuance of Common Stock in excess of 19.99% of our outstanding shares of Common Stock at less than the Minimum Price. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d)(2). The stockholder approval requirement described above was included in the Purchase Agreement and Series A Certificate of Designation to comply with Nasdaq Listing Rule 5635(d)(2).

Nasdaq Listing Rule 5635(b)

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes, is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. As described above, upon Stockholder Approval, each share of Series A-1 Preferred Stock shall automatically convert into Common Stock, and, if applicable, shares of Series A-2 Preferred Stock, and at the option of the holder, each share of Series A-2 Preferred Stock, and upon exercise of the Tranche A Warrants, Tranche B Warrants, Tranche C Warrants or Series A-3 Preferred Stock, respectively, shall be convertible into Common Stock, in each case subject to the terms and limitations contained in the Series A Certificate of Designation. As a result, the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock with respect to the transactions contemplated by the Purchase Agreement may result in the issuance of shares of Common Stock in excess of 19.99% of the issued and outstanding Common Stock as of the date of the Purchase Agreement. Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b).

Potential Effects of Approval of this Proposal

If the Series A Nasdaq Conversion Proposal is approved, the issuance of shares of our Common Stock upon conversion of Series A Preferred Stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. For example, the Purchase Agreement provides that immediately upon the Company’s announcement of Stockholder Approval, the Series A-1 Preferred Stock shall automatically convert into Common Stock, at the conversion price of $0.63 per share, subject to the terms and limitations contained in the Series A Certificate of Designation, resulting in the issuance of approximately 39.5 million shares of Common Stock, which would increase our Common Stock outstanding as of October 26, 2023 from 52,865,814 shares to 91,769,943 shares (an increase of 75.4%); provided that if the issuance of Common Stock upon conversion of Series A-1 Preferred Stock would result in a holder exceeding the Maximum Percentage Limitation, such excess shares of Series A-1 Preferred Stock shall convert into Series A-2 Preferred Stock. Furthermore, conversion of all Series A-1 Preferred Stock and/or Series A-3 Preferred Stock and/or A-3 Preferred Stock, subject to the terms and limitations contained in the Series A Certificate of Designation, would result in the issuance of approximately 206.3 million shares of Common Stock which would increase our Common Stock Outstanding as of October 26, 2023 from 52,865,814 shares to 258,668,346 shares (an increase of 394.4%). Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of Series A Preferred Stock in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, upon conversion of the Series A Preferred Stock there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Potential Effects of Non-Approval of this Proposal

If the Series A Nasdaq Conversion Proposal is not approved by our stockholders at the Special Meeting, the Series A-1 Preferred Stock will not become convertible into Common Stock and Series A-2 Preferred Stock, if applicable, and the Tranche A Warrants, Tranche B Warrants and Tranche C will not become exercisable for Series A-1 and A-3 Preferred Stock. Accordingly, we will be unable to issue any shares of Common Stock underlying the Series A Preferred Stock. Additionally, pursuant to the terms of the Purchase Agreement we are obligated to submit the Series A Nasdaq Conversion Proposal for approval of our stockholders at least semi-annually until such approval is obtained.

Vote Required

The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock and Series A-1 Preferred Stock as of October 26, 2023 (unless otherwise indicated), held by: (i) each director; (ii) each of the named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each additional person or group who is known by us to own beneficially more than 5% of the outstanding shares of each class of our voting securities. Except as indicated in the footnotes below, the address of the persons or groups named below is c/o SAB Biotherapeutics, Inc.

Shares Beneficially Owned(1)

Beneficial Owner	Common Stock	Percent		Series A-1 Preferred Stock	Percent		Percent of Total Voting Power
Executive Officers and Directors
Christine Hamilton (2)	8,812,481	16.62%		—	*	%	9.53%
Eddie J. Sullivan, PhD (3)	5,751,268	10.88%		—	*	%	6.23%
Samuel J. Reich (4)	1,189,506	2.25%		—	*	%	1.29%
Jeffrey G. Spragens (5)	497,912	*	%	—	*	%	*	%
William Polvino, MD (6)	139,585	*	%	—	*	%	*	%
David Link, MBA (7)	203,960	*	%	—	*	%	*	%
Scott Giberson (8)	11,805	*	%	—	*	%	*	%
Erick Lucera (9)	5,555	*	%	—	*	%	*	%
Andrew Moin (10)	—	*	%	18,000	72.42%		23.74%
Alexandra Kropotova (11)	118,227	*	%	—	*	%	*	%
All directors and executive officers as a group (12 persons)	17,108,708	31.18%		18,000	72.42%		37.17%

*	Represents beneficial ownership of less than one percent (1%).
(1)

Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of Common Stock and Series A-1 Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person includes any restricted shares of Common Stock, shares of Common Stock that may be acquired through the exercise of options and warrants that such person has the right to acquire as of, or within 60 days of October 26, 2023, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below; and (iii) the beneficial ownership percentages shown above are based on a total of 91,769,943 eligible voting shares outstanding as of October 26, 2023, being comprised of (a) 52,319,156 shares of Common Stock and (b) 39,450,787 shares of Common Stock assuming conversion of 18,000 shares of Series A-1 Preferred Stock.

(2)

Consists of (i) 4,993,090 shares of common stock held by Ms. Hamilton; (ii) 174,248 shares of common stock held as a co-owner by Ms. Hamilton with her spouse, Dr. Edward Hamilton; (iii) 2,909,022 shares of common stock held by Ms. Hamilton’s spouse, Dr. Edward Hamilton; (iv) 25,000 shares held by Christiansen Investments; (v) 82,987 shares of common stock underlying warrants that are exercisable within 60 days of October 26, 2023; (vi) 162,849 shares of common stock underlying stock options held by Ms. Hamilton exercisable within 60 days of October 26, 2023; and (vii) 465,285 shares of common stock underlying stock options held by her spouse, Dr. Edward Hamilton, exercisable within 60 days of October 26, 2023. Ms. Hamilton is a control person with voting and dispositive power over shares of Christiansen Investments and is deemed to have beneficial ownership of the shares held by Christiansen Investments. Ms. Hamilton disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein, directly or indirectly.

(3)

Consists of (i) 5,230,564 shares of common stock held by Dr. Sullivan; and (ii) 520,704 shares of common stock underlying stock options held by Dr. Sullivan exercisable within 60 days of October 26, 2023.

(4)

Consists of (i) 207,001 shares of common stock held by Mr. Reich; (ii) 1,000 shares of common stock held jointly by Mr. Reich and Mr. Reich’s spouse; (iii) 547,698 of shares of common stock held by Big Cypress Holdings, LLC that are subject to vesting during a period of up to five years after October 22, 2021, which is the Business Combination Closing Date; (iv) 9,968 shares of common stock underlying warrants that are currently exercisable; and (v) 423,839 shares of common stock underlying stock options held by Mr. Reich exercisable within 60 days of October 26, 2023. Mr. Reich is a managing member with voting and dispositive power over shares of Big Cypress Holdings, LLC and is deemed to have beneficial ownership of the shares held by Big Cypress Holdings, LLC. Mr. Reich disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.

(5)	Consists of (i) 394,989 shares of common stock held by Mr. Spragens; and (ii) 82,987 shares of common stock underlying warrants that are currently exercisable.
(6)	Consists of 139,585shares of common stock underlying stock options held by Dr. Polvino exercisable within 60 days of October 26, 2023.
(7)

Consists of (i) 57,313 shares of common stock held by Mr. Link; (ii) 12,097 of shares of common stock held by Iron Horse Investments, LLC; (iii) 41,493 shares of common stock underlying warrants that are currently exercisable; and (iv) 93,057 shares of common stock underlying stock options held by Mr. Link exercisable within 60 days of October 26, 2023. Mr. Link is a control person with voting and dispositive power over shares of Iron Horse Investments, LLC and is deemed to have beneficial ownership of the shares held by Iron Horse Investments, LLC. Mr. Link disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.

(8)	Consists of 11,805 shares of common stock underlying stock options held by Mr. Giberson exercisable within 60 days of October 26, 2023.
(9)	Consists of 5,555 shares of common stock underlying stock options held by Mr. Lucera exercisable within 60 days of October 26, 2023.
(10)

Based on information provided on a Form 3 jointly filed with the SEC on October 10, 2023. Represents an aggregate of 18,000 shares of the Company’s Series A-1 Convertible Preferred Stock. These securities are beneficially owned by (i) Sessa Capital, directly, (ii) Sessa Capital GP, LLC, indirectly as a result of being the sole general partner of Sessa Capital, (iii) Sessa Capital IM, L.P., indirectly as a result of being the investment adviser for Sessa Capital, (iv) Sessa Capital IM GP, LLC, indirectly as a result of being the sole general partner of Sessa Capital IM, L.P., and (v) John Petry, indirectly as a result of being the manager of Sessa Capital GP, LLC and Sessa Capital IM GP, LLC. Andrew Moin, an Analyst and Partner with Sessa Capital, is a member of the board of directors of the Registrant. Mr. Moin disclaims beneficial ownership of any securities reported by any person except to the extent of his pecuniary interest therein.

(11)

Consists of (i) 5,727 shares of common stock underlying stock options held by Ms. Kropotova exercisable within 60 days of October 26, 2023; and (ii) 112,500 shares of common stock underlying restricted stock units that will vest within 60 days of October 26, 2023.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: the Corporate Secretary, 2100 East 54th Street North, Sioux Falls, South Dakota 57104. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other matters to be brought before the Special Meeting. However, if any other matters do properly come before the Special Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov.

We will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). Please direct such request in writing or by telephone at the following address:

SAB Biotherapeutics, Inc.

2100 East 54th Street North

Sioux Falls, SD 57104

Attn: Investor Relations

You may also access such documents free of charge at www.virtualshareholdermeeting.com/SABS2023SM as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this Proxy Statement.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Eddie J. Sullivan
Eddie J. Sullivan
Director and Chief Executive Officer

Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF SAB BIOTHERAPEUTICS, INC.

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

SAB Biotherapeutics, Inc., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify:

FIRST: Upon the filing and effectiveness pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the Corporation’s Amended and Restated Certificate of Incorporation shall be amended by deleting Section 4.1 in its entirety and substituting in lieu thereof the following new Section 4.1:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 810,000,000 shares, consisting of (a) 800,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and (b) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

SECOND: This Certificate of Amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this [ ] day of [ ], 2023.

SAB BIOTHERAPEUTICS, INC.
/s/ Eddie J. Sullivan
Eddie J. Sullivan
Title: Chief Executive Officer

A-1

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SABS2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SAB BIOTHERAPEUTICS, INC. 2100 EAST 54TH STREET NORTH SIOUX FALLS, SD 57104 V25139-Z86291 SAB BIOTHERAPEUTICS, INC. For Against Abstain The Board of Directors recommends you vote FOR the following proposals: 1. Approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”) from 490,000,000 shares to 800,000,000. 2. Approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of the Company’s Series A-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), and Series A-3 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-3 Preferred Stock” and, together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the “Series A Preferred Stock”) at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock governing the Series A Preferred Stock. NOTE: Transact any other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V25140-Z86291 SAB BIOTHERAPEUTICS, INC. Special Meeting of Stockholders November 22, 2023 10:00 AM Eastern Standard Time This proxy is solicited by the Board of Directors The undersigned appoints Eddie J. Sullivan and Samuel J. Reich, and each of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned, all of the shares of common stock of SAB Biotherapeutics, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of SAB Biotherapeutics, Inc. to be held on Wednesday, November 22, 2023, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side